SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.

FORM 8-K/A

AMENDMENT NO. 2

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported)	August 1, 2003

InSight Health Services Holdings Corp.

(Exact name of registrant as specified in charter)

Delaware

333-75984

04-3570028

(State or other jurisdiction of incorporation)	(Commission file number)	(I.R.S. Employer Identification No.)

26250 Enterprise Court, Suite 100, Lake Forest, CA 92630
(Address of principal executive offices)	(Zip Code)

(949) 282-6000

Registrant’s telephone number, including area code

N/A

(Former name or former address, if changed since last report)

EXPLANATORY NOTE

This Amendment No. 2 on Form 8-K/A of InSight Health Services Holdings Corp. (the “Registrant”) is being filed for the purpose of amending and restating Exhibits 99.1 and 99.2 of the Registrant’s Amendment No. 1 on Form 8-K/A filed with the Securities and Exchange Commission (the “SEC”) on October 3, 2003.

On August 11, 2003, the Registrant filed with the SEC a Current Report on Form 8-K to report its August 1, 2003 acquisition of a majority of the assets of the mobile imaging business owned by CDL Medical Technologies, Inc. and Subsidiary (“CDL”).  On October 3, 2003, the Registrant timely filed on a Current Report on Form 8-K/A historical and pro forma financial information relating to this acquisition.  The Registrant filed with the SEC the required information on October 3, 2003, in a Current Report on Form 8-K/A.  The historical financial information of CDL was audited and reviewed by Herbein + Company, Inc., (“Herbein”) of Pittsburgh, Pennsylvania.  The Registrant was subsequently informed that Herbein had decided not to register with the Public Company Accounting Oversight Board (“PCAOB”).  As a result, Herbein’s audit report could not be used in the Registrant’s future registration statements or reports.

The Registrant engaged an independent accounting firm registered with the PCAOB to audit CDL’s annual historical financial information and review certain interim historical financial information.  As a result of this audit and review, the accounting firm determined that CDL’s historical financial information needed to be restated.  This restatement had no impact on the previously reported historical financial statements of the Registrant.  However, the Registrant determined that it needed to amend and restate Exhibits 99.1 and 99.2, to include CDL’s restated historical financial information as well as the pro forma financial information resulting from this restatement.

In accordance with Rule 12b-15 under the Securities Exchange Act of 1934, the complete text of Item 7, as amended, is set forth herein, but only Exhibits 99.1 and 99.2 are being amended.

ITEM 7.                  FINANCIAL STATEMENTS AND EXHIBITS.

(a)                                  Financial statements of businesses acquired.

The financial statements of CDL Medical Technologies, Inc. and Subsidiary (“CDL”) required by this item are attached as Exhibit 99.1.

(b)                                 Pro forma financial information (unaudited).

1.                                       The unaudited pro forma combined condensed financial statements are presented in Exhibit 99.2 and reflect the acquisition of the assets of CDL by the Registrant through its wholly owned subsidiary, InSight Health Corp.  The unaudited pro forma combined condensed financial statements are provided for informational purposes only and are not necessarily indicative of the results that actually would have occurred had the acquisition been in effect for the period presented.

The unaudited pro forma combined condensed balance sheet is based on the historical balance sheet as of June 30, 2003 and is presented as if the acquisition had been consummated at that date.  The unaudited pro forma combined condensed statement of income is based on the historical statements of income of each of the Registrant and CDL for the year ended June 30, 2003 and reflect certain adjustments to give effect to the acquisition as if it had occurred on July 1, 2002.

Pro forma adjustments are based on the purchase method of accounting and a preliminary allocation of the purchase price.  However, changes to the adjustments included in the unaudited pro forma combined condensed financial statements are expected due to the actual timing of the transaction and as evaluations of assets and liabilities are completed and additional information becomes available.  Accordingly, the final allocated values will differ from the amounts used to calculate the adjustment in the unaudited pro forma combined condensed statement of operations.

2.                                       On May 14, 2003, the Company filed a Form 8-K/A, which included the pro forma financial information in connection with the April 2, 2003 acquisition of thirteen (13) diagnostic imaging centers located in Southern California owned by CMI (the Central Valley Region “CVR”).  The unaudited pro forma combined condensed statement of income for the year ended June 30, 2003 included in Exhibit 99.2 includes the results of CVR as if the acquisition had occurred on July 1, 2002.

(c)                                  Exhibits.

99.1         Financial Statements of CDL Medical Technologies, Inc. and Subsidiary (filed herewith).

99.2         Unaudited Pro Forma Combined Condensed Financial Statements of InSight Health Services Holdings Corp. (filed herewith).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this amended report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: July 2, 2004

INSIGHT HEALTH SERVICES HOLDINGS CORP.

	By:	/s/ Brian G. Drazba
Brian G. Drazba
Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Document Description

99.1	Financial Statements of CDL Medical Technologies, Inc. and Subsidiary (filed herewith).

99.2	Unaudited Pro Forma Combined Condensed Financial Statements of InSight Health Services Holdings Corp. (filed herewith).